UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                            --------------------

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                              January 19, 1999
                            --------------------
                               Date of Report
                           (Date of earliest event
                                  reported)

                     ESTERLINE TECHNOLOGIES CORPORATION
          --------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

          Delaware                    001-06357              13-2595091
----------------------------    ---------------------    -------------------
(State or Other Jurisdiction    (Commission File No.)      (IRS Employer
     of Incorporation)                                   Identification No.)

              10800 NE 8th Street, Bellevue, Washington  98004
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        (Address of principal executive offices, including Zip Code)


                               (425) 453-9400
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            (Registrant's telephone number, including area code)


Item 5.     Other Events

      On January 19, 1999, Esterline Technologies announced that
      Wendell P. Hurlbut retired as Chief Executive Officer, but he will remain as Chairman of the Board. Robert W. Cremin, the President and Chief Operating Officer, has been elected Chief Executive Officer and will also retain his title as President.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits
            --------

            99.1 Press Release issued by the Registrant on January 19, 1999.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Esterline Technologies Corporation
                                                    (Registrant)


Dated:  January 19, 1999               By /s/ Robert W. Stevenson
                                          ----------------------------------
                                                 Robert W. Stevenson
                                              Executive Vice President,
                                        Chief Financial Officer and Secretary
                                            (Principal Financial Officer)


                                       By /s/ Robert D. George
                                          ----------------------------------
                                                  Robert D. George
                                              Treasurer and Controller
                                           (Principal Accounting Officer)



                                EXHIBIT INDEX

Exhibit Number                    Description
--------------                    -----------

     99.1 Press Release issued by the Registrant on January 19, 1999.